                                                                    EX-99.g.1(j)

                           LIST OF AUTHORIZED PERSONS
                              THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS


The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized TO ORIGINATE TRADES on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

UBS Brinson Asset Management - Fixed Income Department

PRINTED NAME                                         SIGNATURE

Shelley Aron                                         /s/ Shelley Aron
                                                     --------------------------

Christopher Baker                                    /s/ Christopher Baker
                                                     ---------------------------

Thomas Clarkson                                      /s/ Thomas Clarkson
                                                     ---------------------------

Norman Cumming                                       /s/ Norman Cumming
                                                     ---------------------------

Craig Elliger                                        /s/ Craig Elliger
                                                     --------------------------

James Jackson                                        /s/ James Jackson
                                                     ------------------

Roawanda Jackson                                     /s/ Roawanda Jackson
                                                     ---------------------------

Debbie Johnson                                       /s/ Debbie Johnson
                                                     --------------------------

Kiki Katsikas                                        /s/ Kiki Katsikas
                                                     ------------------

Linda Kent                                           /s/ Linda Kent
                                                     --------------------------

Megan Lamb                                           /s/ Megan Lamb
                                                     ------------------

Jim Law                                              /s/ Jim Law
                                                     ---------------------------

Eric Staudt                                          /s/ Eric Staudt
                                                     --------------------------

David Strouse                                        /s/ David Strouse
                                                     ------------------

Justin Tabellione                                    /s/ Justin Tabellione
                                                     ---------------------------

Chester Wierciak                                     /s/ Chester Wierciak
                                                     ---------------------------

Mary Wilson                                          /s/ Mary Wilson
                                                     --------------------------

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UBS Brinson Asset Management - Equity Department

PRINTED NAME                                         SIGNATURE

Micheal Abellera                                     /s/ Micheal Abellera
                                                     ---------------------------

Tom Cole                                             /s/ Tom Cole
                                                     ---------------------------

Jeffrey Diermeier                                    /s/ Jeffrey Diermeier
                                                     ---------------------------

Paul Harvey                                          /s/ Paul Harvey
                                                     --------------------------

Phillip Krauss                                       /s/ Phillip Krauss
                                                     --------------------------

John Leonard                                         /s/ John Leonard
                                                     ------------------

Tom Madsen                                           /s/ Tom Madsen
                                                     --------------------------

James Malles                                         /s/ James Malles
                                                     ------------------

Alvin Marley                                         /s/ Alvin Marley
                                                     ------------------

Lydia Miller                                         /s/ Lydia Miller
                                                     --------------------------

John Nena                                            /s/ John Nena
                                                     --------------------------

Pamela Siple                                         /s/ Pamela Siple
                                                     --------------------------

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                           LIST OF AUTHORIZED PERSONS
                              THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, EXCLUDING CASH MOVEMENTS. All prior authorizations are superseded by this list.

                                                               INITIALS
                                                               --------

/s/ Joseph A. Anderson                                              J.A.A.
--------------------------------------                         ---------------
Joseph A. Anderson

/s/ Erik D. Boyme                                                   E.D.B.
--------------------------------------                         ---------------
Erik D. Boyme

/s/ Jennifer J. Drum                                                J.J.D.
--------------------------------------                         ---------------
Jennifer J. Drum

/s/ Catherine E. Macrae                                             C.E.M.
--------------------------------------                         ---------------
Catherine E. Macrae

/s/ Robert J. Oliver                                                R.J.O.
--------------------------------------                         ---------------
Robert J. Oliver

/s/ Athena D. Svolos                                                A.D.S.
--------------------------------------                         ---------------
Athena D. Svolos


The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, AS WELL AS INITIATE CASH MOVEMENTS.


/s/ Jeffrey J. Diermeier                                            J.J.D.
--------------------------------------                         ---------------
Jeffrey J. Diermeier

/s/ Amy R. Doberman                                                 A.R.D.
--------------------------------------                         ---------------
Amy R. Doberman

/s/ David E. Floyd                                                  D.E.F.
--------------------------------------                         ---------------
David E. Floyd

/s/ Mark F. Kemper                                                  M.F.K.
--------------------------------------                         ---------------
Mark F. Kemper

/s/ Nicholas C. Rassas                                              N.C.R.
--------------------------------------                         ---------------
Nicholas C. Rassas

/s/ Paul H. Schubert                                                P.H.S.
--------------------------------------                         ---------------
Paul H. Schubert

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UBS Brinson Asset Management - London

PRINTED NAME                                    SIGNATURE

Lesley Ann Ambrose                              /s/ Lesley Ann Ambrose
                                                --------------------------------

David Thomas Beare                              /s/ David Thomas Beare
                                                --------------------------------

David George Blaskett                           /s/ David George Blaskett
                                                --------------------------------

Graham Steven Clark                             /s/ Graham Steven Clark
                                                --------------------------------

Paul Leslie Clark                               /s/ Paul Leslie Clark
                                                --------------------------------

John Fraser Cooke                               /s/ John Fraser Cooke
                                                --------------------------------

Wendy Cooper-Keeble                             /s/ Wendy Cooper-Keeble
                                                --------------------------------

Leslie Graham Dennis                            /s/ Leslie Graham Dennis
                                                --------------------------------

Clifford Brian Fisher                           /s/ Clifford Brian Fisher
                                                --------------------------------

Lesley Maureen Gill                             /s/ Lesley Maureen Gill
                                                --------------------------------

Gordon Trevor Gray                              /s/ Gordon Trevor Gray
                                                --------------------------------

Alex James Greenhill                            /s/ Alex James Greenhill
                                                --------------------------------

Trevor William Halls                            /s/ Trevor William Halls
                                                --------------------------------

Rachel Catherine Hawney                         /s/ Rachel Catherine Hawney
                                                --------------------------------

Kevin Ian Hazelden                              /s/ Kevin Ian Hazelden
                                                --------------------------------

Nigel Head                                      /s/ Nigel Head
                                                --------------------------------

Sharon Madeline Hill                            /s/ Sharon Madeline Hill
                                                --------------------------------

Bert William Hoskins                            /s/ Bert William Hoskins
                                                --------------------------------

Kathryn Rachel Jackson                          /s/ Kathryn Rachel Jackson
                                                --------------------------------

Robert Henry Kilgour                            /s/ Robert Henry Kilgour
                                                --------------------------------

Michael David Marsh                             /s/ Michael David Marsh
                                                --------------------------------

Caroline Amanda Martin                          /s/ Caroline Amanda Martin
                                                --------------------------------

Susan Elizabeth O'Shea                          /s/ Susan Elizabeth O'Shea
                                                --------------------------------

PRINTED NAME                                    SIGNATURE

Jemma Payne                                     /s/ Jemma Payne
                                                --------------------------------

Richard Pollack                                 /s/ Richard Pollack
                                                --------------------------------

David Frank Rayner                              /s/ David Frank Rayner
                                                --------------------------------

Victor Reginald Robinson                        /s/ Victor Reginald Robinson
                                                --------------------------------

Jillian Denise Ruck                             /s/ Jillian Denise Ruck
                                                --------------------------------

Barrie John Senior                              /s/ Barrie John Senior
                                                --------------------------------

Mark David Skeggs                               /s/ Mark David Skeggs
                                                --------------------------------

Alan Kevin Smith                                /s/ Alan Kevin Smith
                                                --------------------------------

John Henry Spinks                               /s/ John Henry Spinks
                                                --------------------------------

Robert Joseph Surridge                          /s/ Robert Joseph Surridge
                                                --------------------------------

Kimberley Jane Wade                             /s/ Kimberley Jane Wade
                                                --------------------------------

Paul Ernest Whittern                            /s/ Paul Ernest Whittern
                                                --------------------------------

Karen Witham                                    /s/ Karen Witham
                                                --------------------------------

Andrew Witten                                   /s/ Andrew Witten
                                                --------------------------------

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                               PFPC TRANSFER AGENT


DATE:       August 28, 2001

RE:         FUNDS TRANSFER AUTHORIZATION


The following is a list of PFPC, Inc. personnel authorized to instruct Chase to transfer funds on behalf of The Brinson Funds between the transfer agent operating accounts and the Brinson custody accounts.

NAME                                    TITLE                                      SIGNATURE
Laurie Adams               Control Accounting Specialist                        /s/ Laurie Adams
                                                                                ----------------

Matt Davis                 Control Accounting Specialist                        /s/ Matt Davis
                                                                                --------------

Kathy Debose               Control Accounting Specialist                        /s/ Kathy Debose
                                                                                ----------------

Jeannie Null               Control Accounting Specialist Senior                 /s/ Jeannie Null
                                                                                ----------------

Mildred Kennedy            Control Accounting Specialist Senior                 /s/ Mildred Kennedy
                                                                                -------------------

Mariam Saleh               Control Accounting Specialist                        /s/ Mariam Saleh
                                                                                ----------------

LaToya Scott               Control Accounting Specialist                        /s/ Latoya Scott
                                                                                ----------------

Edith Stanley              Control Accounting Specialist Senior                 /s/ Edith Stanley
                                                                                -----------------

Rasheeda Swiggett          Control Accounting Specialist                        /s/ Rasheeda Swiggett
                                                                                ---------------------

Stephanie Thomas           Control Accounting Specialist Senior                 /s/ Stephanie Thomas
                                                                                --------------------

Sharon McGonigle           Control Accounting Unit Supervisor                   /s/ Sharon McGonigle
                                                                                --------------------

David Watlington           Control Accounting Unit Manager                      /s/ David Watlington
                                                                                --------------------

Robin Wriston              Control Accounting Specialist Senior                 /s/ Robin Wriston
                                                                                -----------------

Joseph Cortese             Control Accounting Specialist                        /s/ Joseph Cortese
                                                                                ------------------

Marilyn Simpson            Account Officer                                      /s/ Marilyn Simpson
                                                                                -------------------

Kelly Knight               Senior Account Officer                               /s/ Kelly Knight
                                                                                ----------------

Colleen Smedley            Vice President                                       /s/ Colleen Smedley
                                                                                -------------------

                        J.P. MORGAN INVESTOR SERVICES CO.

DATE:   August 28, 2001

RE:     FUNDS TRANSFER AUTHORIZATION


The following is a list of J.P. Morgan Investor Services Co. personnel authorized to instruct Chase to transfer funds on behalf of the Brinson Relationship Funds between the transfer agent operating accounts and the Brinson custody accounts.


NAME                              TITLE                         SIGNATURE


Nick Tuberosa          Director, Vice President      /s/ Nick Tuberosa
                                                     ---------------------------

John Sheppard          Assistant Vice President      /s/ John Sheppard
                                                     ---------------------------

Donna Sullivan         Supervisor                    /s/ Donna Sullivan
                                                     ---------------------------

Charleen White         Supervisor                    /s/ Charleen White
                                                     ---------------------------

Amy Lavieri            Supervisor                    /s/ Amy Lavieri
                                                     ---------------------------

Eric Klein             Assistant Treasurer           /s/ Eric Klein
                                                     ---------------------------